UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 25, 2025

Baker Hughes Company
 (Exact name of registrant as specified in charter)

Delaware	1-38143	81-4403168
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

575 N. Dairy Ashford Rd., Suite 100
Houston,	Texas	77079-1121
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 439-8600
(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKR	The Nasdaq Stock Market LLC
5.125% Senior Notes due 2040 of Baker Hughes Holdings LLC and Baker Hughes Co-Obligor, Inc.	BKR40	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD.
In the first quarter of 2025, Baker Hughes Company ("the Company") intends to make the following changes to the presentation of its income statement in connection with its forthcoming Form 10-Q for the fiscal quarter ended March 31, 2025: (i) separately present research and development costs and to (ii) remove both the sub-total of operating income and the non-operating income (loss) line item. These presentation changes did not impact the historically reported consolidated or segment financial results in any period.
Under the new presentation, research and development costs and other (income) expense, net will be reported as separate financial statement line items, with related expense amounts being reclassified thereto, and the operating income and non-operating income (loss) line items will be removed from the consolidated statements of income (loss). The Company has prepared unaudited historical consolidated financial information ("Financial Supplement"), which has been retrospectively adjusted to reflect this voluntary change in presentation.
Such information is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. In accordance with General Instructions B.2. of Form 8-K, the information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under Securities Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.
The information in this Current Report on Form 8-K should be read in conjunction with Baker Hughes' Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2024, June 30, 2024 and September 30, 2024.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	Financial Supplement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES COMPANY

Dated: March 25, 2025	By:	/s/ Fernando Contreras
Fernando Contreras Vice President, Legal Governance and Corporate Secretary